EXHIBIT A

                                    AGREEMENT

        This will confirm the Agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Units representing Class A limited partnership interests in Heartland Partners, L.P. is being filed, and all further amendments thereto will be filed, jointly on behalf of each of the persons and entities named below for all purposes specified in such Schedule 13D, as so amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  July 6, 1990
                                           ODYSSEY PARTNERS, L.P.

                                           By:      /s/ Jack Nash
                                              -------------------------------
                                                   Jack Nash

                                                   /s/ Leon Levy
                                              -------------------------------
                                                   Leon Levy

                                                   /s/ Jack Nash
                                              -------------------------------
                                                   Jack Nash

                                                   /s/ Ezra Zilkha
                                              -------------------------------
                                                   Ezra Zilkha

                                                   /s/ Peter Sharp*
                                              -------------------------------
                                                   Peter Sharp

                                           THE SHARP FOUNDATION*

                                           By:     /s/ Peter Sharp
                                              -------------------------------
                                                   Peter Sharp

                                           ZILKHA & SONS, INC.

                                           By:     /s/ Ezra Zilkha
                                              -------------------------------
                                                   Ezra Zilkha

*Has previously withdrawn from the Schedule 13D group.


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